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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 31, 1998



                           ARBOR SOFTWARE CORPORATION
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


               DELAWARE                     000-26934           77-0277772
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   (STATE OR OTHER JURISDICTION OF        (COMMISSION          (IRS EMPLOYER
            INCORPORATION                 FILE NUMBER)       IDENTIFICATION NO.)


    1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA                    94089
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (408) 744-9500


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

          On July 31, 1998, Arbor Software Corporation (the "Registrant") entered into a registration rights agreement (the "Agreement") with certain stockholders (the "Holders"). Under the terms of the Agreement, the Registrant, at its own expense, is obligated to effect a registration statement on Form S-3 as soon as practicable and to use commercially reasonable efforts to have such declared effective to (1) register all of the Holders' Common Stock for resale and (2) facilitate the sale of up to 20%, or 16,855 shares, of the Holders' Common Stock on the open market on or before December 16, 1998. A copy of the Agreement is attached to this Form 8-K as Exhibit 4.1.

          The foregoing description does not purport to be complete and is qualified in its entirety by reference to the definitive Agreement filed as an Exhibit herewith.



ITEM 7.  EXHIBITS

(c)      EXHIBITS:

         Exhibit
         Number
         ------
           4.1        Registration Rights Agreement, dated July 31, 1998, by
                      and among the Registrant and the persons listed on
                      Schedule A thereto.




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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Arbor Software Corporation
                                       (Registrant)



Date:  August 10, 1998                 By: /s/ STEPHEN V. IMBLER
                                           -------------------------------------
                                           Stephen V. Imbler
                                           Senior Vice President and Chief
                                           Financial Officer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)



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
                           ARBOR SOFTWARE CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
------
4.1        Registration  Rights Agreement,  dated July 31, 1998, by and among the Registrant and the persons listed on Schedule A thereto.



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